FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2002



                             MEDTOX SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


1-11394                                                       95-3863205
(Commission File Number)                      (IRS Employer Identification No.)


402 West County Road D
St. Paul, Minnesota                                               55112
(Address of principal executive offices)                       (Zip Code)


                                 (651) 636-7466
              (Registrant's telephone number, including area code)




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Item 5.           Other Events.

     On June 13, 2002, the Company announced that the United States Patent and Trademark Office granted a business method patent to the Company for its on-site drug testing method as described in the press release attached as
Exhibit 99.1.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MEDTOX Scientific, Inc.




Date:  June 13, 2002          By: /s/ Richard J. Braun
                              -------------------------
                              Name:  Richard J. Braun
                              Title: Chief Executive Officer